EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Inc. Announces Sale of Illinois Assets and Provides Corporate Update

LAS VEGAS, NV and VANCOUVER, B.C., CANADA - January 30, 2025 – Body and Mind Inc. (CSE: BAMM, OTC Pink: BMMJ) (the ”Company” or “BaM”) is pleased to announce that it has entered into definitive agreements for the sale of its Illinois assets, NMG IL 1, LLC (“NMG IL 1”) and NMG IL 4, LLC (“NMG IL 4”) to Rubino Ventures IL, LLC d/b/a/ Dutchess Cannabis, an Illinois cannabis company which currently operates two open dispensaries. The membership interest purchase agreements (the “MIPAs”), which are described in more detail below and are subject to Illinois regulatory approval, will be for total cash consideration of US$5 million, half to be paid upon effectiveness of the respective managed services agreements (the “MSAs”) to be entered into with each of NMG IL 1 and NMG IL 4, and half to be paid upon closing, as well as the potential for additional cash earnout based on trailing twelve month EBITDA calculated as of the end of the fifteenth month period after the effectiveness of the respective MSAs.

“The cannabis industry is going through a challenging time, and growth capital for smaller companies such as BaM has become both hard to find and prohibitively expensive. In this environment, we determined that “going it alone” in Illinois would likely create less value than selling our Illinois assets to an established operator in the market. We believe the sale to Dutchess Cannabis allows the Company to obtain near term cash to better its balance sheet and provide capital for its New Jersey dispensary construction, as well as also benefiting from Dutchess Cannabis’ local infrastructure and future success through the earnout,” stated Michael Mills, CEO of BaM.

“Dutchess Cannabis is excited to bring high quality and affordable cannabis to the City of Markham and Village of Lynwood. We are eager to become great partners and good neighbors to both communities,” stated Meg Rubino, CEO of Dutchess Cannabis.

Overall Transaction Summary

Subject in all cases to Illinois regulatory approval and other standard closing conditions (i) the Company through its wholly owned subsidiary, DEP Nevada, Inc. (“DEP”) is divesting its wholly owned subsidiary NMG IL 4, (ii) Big Stone Illinois, LLC is assigning its rights, obligations and interests as seller in the NMG IL 1 MIPA to DEP effective upon Illinois regulatory approval, and (iii) each of NMG IL 4 and NMG IL 1 entering into MSAs with Rubino Ventures IL, LLC (“Rubino”). Each MSA needs to be approved by the Illinois cannabis regulator before becoming effective. The Company will also submit change of ownership applications to the Illinois regulator, which regulatory approval is a condition of each MIPA.

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Transaction Summary

NMG IL 4 (Markham)

•	$833,334 cash (the “NMG IL 4 Initial Consideration”) within three business days following the effectiveness of the MSA between NMG IL 4 and Rubino Ventures LLC (“Rubino”) (the “NMG IL 4 MSA”).
•	$833,333 cash, less certain indebtedness of NMG IL 4 immediately prior to closing and less Transaction Expenses (as defined in the NMG IL 4 MIPA) (the “NMG IL 4 Closing Consideration”, and together with the NMG IL 4 Initial Consideration, the “NMG IL 4 Purchase Price”), at closing of the NMG IL 4 MIPA.
•	Earnout payable in cash equal to 3.2x the Earnout Period EBITDA less the NMG IL 4 Purchase Price already paid.
•	Earnout Period consisting of months 4 through 15 following regulatory approval of the NMG IL 4 MSA.
•	NMG IL 4 MSA whereby Rubino will be paid a monthly fee of $12,500 and reimbursement of certain expenses, subject to the approval of the Illinois Department of Financial and Professional Regulation.

NMG IL 1 (Lynwood)

•	$1,666,666 cash (the “NMG IL 1 Initial Consideration”) within three business days following the effectiveness of the MSA between Rubino and NMG IL 1 (the “NMG IL 1 MSA”).
•	$1,666,667 cash, less certain indebtedness of NMG IL 1 immediately prior to closing and less Transaction Expenses (as defined in the NMG IL 1 MIPA) (the “NMG IL 1 Closing Consideration”, and together with the NMG IL 1 Initial Consideration, the “NMG IL 1 Purchase Price”), at closing of the NMG IL 1 MIPA.
•	Earnout payable in cash equal to 3.2x Earnout Period EBITDA less the NMG IL 1 Purchase Price already paid.
•	Earnout Period consisting of months 4 through 15 following regulatory approval of the NMG IL 1 MSA.
•	NMG IL 1 MSA whereby Rubino will be paid a monthly fee of $12,500 and reimbursement of certain expenses, subject to the approval of the Illinois Department of Financial and Professional Regulation.

For further information on the transactions, please review the related Form 8-K to be filed on EDGAR in the very near future.

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About Body and Mind Inc.

BaM is an operations-focused cannabis company which operates retail cannabis dispensaries in California and pending retail operations in New Jersey. We work daily to increase our market share through delighting customers while also continuing to hone our operational efficiencies to drive profits. We are primarily guided by the metric of return on investment. Currently, we believe the most significant return on investment projects in front of us are successful retail cannabis store launches in Illinois and New Jersey, which augment our existing retail footprint.

Please visit www.bodyandmind.com for more information.

Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills

President and CEO

Tel: 800-361-6312

ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy our securities.

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